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                         CONSENT OF DORSEY & WHITNEY LLP

TO:     The Directors of DataWave Systems Inc.

        We hereby consent to the reference to our tax opinion regarding U.S. Fderal Income Tax Consequences in the Form S-4/A Registration Statement dated December 28, 2004 filed by DataWave Systems Inc.

                                                            DORSEY & WHITNEY LLP

                                                          "Dorsey & Whitney LLP"

Seattle, Washington
December 28, 2004